EXHIBIT 32.1
                                                                  ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Peter Bojtos, Chief Executive Officer and Chief Financial Officer of Fischer Watt Gold Company, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Company's Annual Report on Form 10-KSB for the year ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Peter Bojtos
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April 26, 2007

This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. This certification shall not be deemed incorporated by reference in any filing under the Securities and Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.